UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 12, 2022

(Date of earliest event reported)

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard

Houston, Texas 77042

(Address of principal executive offices and zip code)

(832) 765-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 12, 2022, the Board of Directors (the “Board”) of Phillips 66 (the “Company”) appointed Mark E. Lashier and Gregory J. Hayes to serve on the Board. Mr. Lashier was appointed to the class of directors whose term expires at the Company’s annual meeting of shareholders in 2024 and Mr. Hayes was appointed to the class of directors whose term expires at the annual meeting in 2023.

Mr. Lashier, age 60, was recently named as the Chief Executive Officer of Phillips 66 after serving as President and Chief Operating Officer since April 2021. He will serve on the Executive Committee of the Board.

Mr. Hayes, age 61, qualifies as an independent director and will serve on the Nominating and Governance Committee, Human Resources and Compensation Committee, and Public Policy and Sustainability Committee. Mr. Hayes is the Chairman and Chief Executive Officer of Raytheon Technologies Corporation, a position he has held since June 2021.

Mr. Hayes will receive compensation in accordance with the Company’s standard compensation arrangements for non-employee directors, which are more fully described under the caption “Director Compensation” in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2022, as may be adjusted by the Board from time to time. Mr. Lashier will receive no additional compensation in connection with his service on the Board.

There are no arrangements or understandings pursuant to which Messrs. Lashier and Hayes were appointed to the Board and neither Mr. Lashier nor Mr. Hayes has any direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: July 12, 2022	By:	/s/ Vanessa Allen Sutherland
Vanessa Allen Sutherland Executive Vice President

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